Exhibit 10.1
The Trustees for the time being of the Premiums Trust Fund of the Underwriting Members of Syndicate 1729

and

ProAssurance Corporation

Amendment to Facility Agreement Dated 15th November 2013
in respect of Lloyd's Syndicate No. 1729

DEED
Dated                             6th April 2016
Between:

(1)	THE TRUSTEES FOR THE TIME BEING OF THE PREMIUMS TRUST FUND OF THE UNDERWRITING MEMBERS OF SYNDICATE 1729 at 5th Floor, Camomile Court, 23 Camomile Street, London, EC3A 7LL (Borrower); and

(2)	PROASSURANCE CORPORATION a company incorporated in Alabama in the United States of America, of 100 Brookwood Place, Birmingham, Alabama 35209, United States of America (Lender)
Background
The following amendments to the existing uncommitted unsecured Sterling overdraft facility, as detailed within the Facility Agreement dated 15th November 2013, were agreed by the Board of Syndicate 1729 on xx April 2016

•	Section 2 - The Facility
The Lender grants to the Borrower an uncommitted unsecured Sterling overdraft facility which shall not at any time exceed £20,000,000 (was £10,000,000)

•	Section 4.1 - Interest
The Borrower shall pay interest on the amount from time to time drawn down under the Facility at the rate of 3.80 per cent per annum (was 8.5 per cent). This reduced rate of interest is applicable from the date of this amended deed.
At the request of the Borrower, interest payments may be paid to the Lender in either Sterling or US Dollars (at a rate to be agreed by the Lender at the time of each payment).

•	Section 6 - Repayment
The Borrower shall immediately repay, or as the case may be pay, all amounts drawn and outstanding under the Facility together with all accrued interest, costs and any other amounts due under this Deed on demand at any time by the Lender but such demand shall not be made prior to 31st December 2019 (was 31st December 2016) or before a period of 180 days from the date of this Deed has elapsed.
At the request of the Borrower, repayments may be paid to the Lender in either Sterling or US Dollars (at a rate to be agreed by the Lender at the time of each payment).

Execution page
In witness of which this document has been executed by the parties as a Deed and delivered on the date set out at the beginning of this Deed.

Signed as a Deed by Anthony Gordon acting as Trustee of the Premiums Trust Fund of Syndicate 1729 in the presence of:	) ) )	sign here: /s/ Anthony Gordon
print name:
Witness signature:		Witness sign here:
Witness name:		print name:
Witness address:

Witness occupation:

Signed as a Deed by David Hunt acting as Trustee of the Premiums Trust Fund of Syndicate 1729 in the presence of:	) ) )	sign here: /s/ David Hunt
print name:
Witness signature:		Witness sign here:
Witness name:		print name:
Witness address:

Witness occupation:

Executed as a Deed by Howard Friedman acting on behalf of ProAssurance Corporation	) ) )	sign here: /s/ Howard Friedman
Director :
sign here: /s/ Edward L. Rand, Jr.
Director/Secretary